Fees Summary	Apr. 28, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	627,491.77
Total Transaction Valuation	4,098,574,560.90
Total Offset Amount	0.00
Net Fee	$ 627,491.77